Oak Ridge Growth Opportunity Fund Class A Shares (OGOAX) Class I Shares (OGOIX)
Summary Prospectus	October 3, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory Prospectus and Statement of Additional Information and other information about the Fund online at http://oakridgeinvest.com/mutual-funds/fund-literature/. You may also obtain this information at no cost by calling 855-551-5521 or by sending an e-mail request to oakridgefunds@umb.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated October 1, 2016, as each may be further amended or supplemented are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Oak Ridge Growth Opportunity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Class A Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		None
Redemption fee (as a percentage of amount redeemed)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.75%		0.75%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		81.52%		81.52%
Shareholder servicing fee	0.05%		0.05%
All other expenses	81.47%		81.47%
Acquired fund fees and expenses		0.03%		0.03%
Total annual fund operating expenses[2]		82.55%		82.30%
Fee waiver and/or expense reimbursement		(81.12)%		(81.12)%
Total annual fund operating expenses after fee waiver and/or expense reimbursement[2,3]		1.43%		1.18%

1.

No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.

2.

The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until September 30, 2017, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$712	$6,753	$7,058	$7,074
Class I shares	$120	$6,552	$6,884	$6,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund primarily invests in equity securities of companies with market capitalizations within the range of those companies included in the Russell Midcap Index at the time of purchase. As of May 27, 2016, the market capitalizations of companies included in the Russell Midcap Index were between $2.0 billion and $26.3 billion. Investments in companies that move above or below the capitalization range, subsequent to purchase, of the Russell Midcap Index may continue to be held by the Fund at the Fund advisor’s sole discretion.

The Fund’s equity investments include common stock, and can include preferred stock, depositary receipts, exchange-traded funds (“ETFs”), rights and warrants. The Fund may also invest in American Depositary Receipts (“ADRs”). The Fund will invest in a diversified portfolio of securities typically spread across many economic sectors.

The Fund’s advisor uses a “growth” style of management and seeks to identify companies with: consistent earnings growth, rising earnings estimates, healthy forecasted earnings growth and reasonable valuations.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, the Fund is closed to all new investment.

The Fund will be liquidated on or about October 24, 2016. In anticipation of the liquidation of the Fund, the Fund’s advisor may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its investment strategies, which may prevent the Fund from achieving its investment objective.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Mid Cap Company Risk. The securities of mid capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of May 31, 2016, 24.1% of the Fund’s assets were invested in the industrials sector. Companies in the industrials sector can be significantly affected by, among other factors, general economic trends, changes in consumer sentiment and spending, government regulation, and worldwide competition.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right. If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed, and the Fund may not always realize full value on the sale of rights.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I shares from year to year and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.oakridgeinvest.com, or by calling the Fund at 855-551-5521.

Calendar-Year Total Return (before taxes) for Class I shares

For each calendar year at NAV

The year-to-date return as of June 30, 2016, was (0.93)%.

Class I
Highest Calendar Quarter Return at NAV (non-annualized)	6.86%	Quarter ended 3/31/2015
Lowest Calendar Quarter Return at NAV (non-annualized)	(10.34)%	Quarter ended 09/30/2015

Average Annual Total Returns (for periods ended December 31, 2015)	1 Year	Since Inception	Inception Date/From
Class I — Return Before Taxes	(3.02)%	8.17%	6/28/13
Class I — Return After Taxes on Distributions	(3.02)%	7.91%	6/28/13
Class I — Return After Taxes on Distributions and Sale of Fund Shares	(1.71)%	6.31%	6/28/13
Class A — Return Before Taxes	(8.85)%	5.58%	6/28/13
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	(0.20)%	11.75%	6/28/13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I shares.

Investment Advisor

Oak Ridge Investments, LLC (“Oak Ridge” or the “Advisor”)

Portfolio Managers

The portfolio management team is comprised of Kenneth S. Kailin, CFA, Executive Vice President and Senior Portfolio Manager, and Brian L. King, CFA, Senior Vice President and Portfolio Manager. Messrs. Kailin and King are jointly and primarily responsible for day-to day management of the Fund’s portfolio and have been since its inception on June 28, 2013.

Purchase and Sale of Fund Shares

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, the Fund is closed to all new investment.

The Fund will be liquidated on or about October 24, 2016 (the “Liquidation Date”), and shareholders may redeem their shares on any business day the NYSE is open for business by written request or by telephone, until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Fund at 1-855-551-5521 if you have any questions or need assistance.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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